DELAWARE POOLED® TRUST

The Global Fixed Income Portfolio (the "Portfolio")

Supplement to the Portfolio’s Summary Prospectus
dated March 1, 2011

The following is added to the section entitled "Who manages the Portfolio? – Sub-adviser" on page 7:

Mondrian Investment Partners Limited ("Mondrian") serves as sub-adviser to the Portfolio. Mondrian has notified Delaware Investments that the existing employee partnership that ultimately owns 73% of Mondrian intends to purchase the remaining 27% ownership interest in Mondrian currently held by Hellman & Friedman LLC. This transaction is expected to be consummated on or about July 12, 2011.

The transaction will result in a change in control, which will cause an automatic termination of Mondrian's subadvisory agreement for the Portfolio. The consideration of a new subadvisory agreement requires a majority vote of the independent trustees of the Board of Trustees of the Trust (the "Board") at an in person board meeting.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 6, 2011.